Filed pursuant to Rule 497(a)(1)

File No. 333-172968

Rule 482AD

SOLAR CAPITAL LTD. PRICES PUBLIC OFFERING OF $100 MILLION 6.75% SENIOR UNSECURED NOTES DUE 2042

New York, NY – November 8, 2012 – Solar Capital Ltd. (NASDAQ: SLRC) (the “Company”) announced today that it has priced an underwritten public offering of $100 million in aggregate principal amount of 6.75% senior unsecured notes due 2042. The notes will mature on November 15, 2042 and may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after November 15, 2017. The notes will bear interest at a rate of 6.75% per year payable quarterly on February 15, May 15, August 15, and November 15 of each year, with the first interest payment due on February 15, 2013.

Citigroup Global Markets Inc., Morgan Stanley & Co. LLC, Wells Fargo Securities, LLC, Deutsche Bank Securities Inc. and RBC Capital Markets, LLC are acting as joint book-running managers for this offering.

The offering is expected to close on November 16, 2012, subject to customary closing conditions. The Company intends to apply to list the notes on The New York Stock Exchange and if the application is approved, expects trading in the notes on The New York Stock Exchange to begin within 30 days from the original issue date.

The Company expects to use the net proceeds of this offering to temporarily reduce then-outstanding obligations under its revolving credit facilities.

The preliminary prospectus supplement, the accompanying prospectus and this press release do not constitute an offer to sell or the solicitation of an offer to buy the securities in this offering or any other securities nor will there be any sale of these securities or any other securities referred to in the preliminary prospectus supplement, the accompanying prospectus and this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

The notes will be offered and sold pursuant to the Company’s shelf registration statement relating to such securities on file with and declared effective by the Securities and Exchange Commission. The offering of the notes may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained, when available, from (1) Citigroup, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, or by phone at 1-800-831-9146 , (2) Morgan Stanley & Co. LLC, 180 Varick Street, 2nd Floor, New York, NY 10014, Attention: Prospectus Department, by phone at 1-866-718-1649, or e-mailing: prospectus@morganstanley.com, (3) Wells Fargo Securities, LLC, 1525 West W.T. Harris Blvd., NC0675, Charlotte, North Carolina 28262, Attention: Capital Markets Client Support, or by phone at 1-800-326-5897 or e-mailing: cmcclientsupport@wellsfargo.com, (4) Deutsche Bank Securities Inc., 60 Wall Street, New York, NY 10005, Attention: Prospectus Group or by phone at 1-800-503-4611, or e-mailing: prospectus.cpdg@db.com and (5) RBC Capital Markets, LLC, 200 Vesey Street, New York, New York 10281, or by phone at 1-866-375-6829 or e-mailing rbcnyfixedincomeprospectus@rbccm.com. Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The prospectus supplement dated November 8, 2012 and accompanying prospectus dated July 10, 2012, each of which have been filed with the Securities and Exchange Commission, contain a description of these matters and other important information about the Company and should be read carefully before investing.

ABOUT SOLAR CAPITAL LTD.

Solar Capital Ltd. is a closed-end investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. The Company invests primarily in leveraged, middle market companies in the form of senior secured loans, mezzanine loans, and equity securities.

FORWARD-LOOKING STATEMENTS

Statements included herein may constitute “forward-looking statements,” which relate to future events or our future performance or financial condition, including statements with regard to the anticipated use of the net proceeds of the Company’s securities offering. These statements are not guarantees of future performance, conditions or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the Securities and Exchange Commission. Solar Capital Ltd. undertakes no duty to update any forward-looking statements made herein.

Source: Solar Capital Ltd.

Solar Capital Ltd.

Richard Pivirotto, 212-994-8543